     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________

FORM 8-K/A

(Amendment No. 1)

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Of Earliest Event Reported):  4/12/2010

TREVENEX RESOURCES, INC.

 (Exact name of registrant as specified in charter)

Commission File Number:  000-53493

Nevada	98-0408708
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25 West Cataldo, Suite A Spokane, Washington	99202
(Address of principal executive offices)	(Zip Code)

(509) 869-6877
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

EXPLANATORY NOTE

On April 16, 2010, Trevenex Resources, Inc. (the “Company”) filed a Current Report on Form 8-K to report the dismissal of Li & Company, PC as the Company’s independent registered public accounting firm and the retention in its place of Davis Accounting Group, P.C.   The Company files this Current Report on Form 8-K/A to furnish a copy of the letter from Li & Company, PC addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the disclosure in the Company’s Current Report on Form 8-K filed with the SEC on April 16, 2010.

Item 4.01 Changes in Registrant's Certifying Accountant.

Attached as Exhibit 16.1 is a letter from Li & Company, PC addressed to the SEC stating whether it agrees with the disclosure in the Company’s Current Report on Form 8-K filed on April 16, 2010.  The Company received this letter on April 29, 2010.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits

Exhibit #

Description

16.1

Letter from Li & Company, PC dated April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENEX RESOURCES, INC. (Registrant)

Date: April 29, 2010	By:	/s/ Aik Fun Chong
Aik Fun Chong President and CEO